UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 23, 2000


                            Lithia Motors, Inc.
                            -------------------
           (Exact Name of Registrant as specified in its charter)


Oregon                         0-21789                 93 - 0572810
------                         -------                 ------------
(State or other                (Commission            (IRS Employer
jurisdiction                   File Number)      Identification No.
of incorporation)

360 E. Jackson Street, Medford, Oregon                        97501
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Address of Principal Executive Office                      Zip Code

Registrant's telephone number including area code  541-776-6868
                                                   ------------




(Former name or former address, if changed since last report) Not applicable

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Item 7.  Financial Statements and Exhibits

      (a)  Financial statements of business acquired.

           Not applicable.

      (b)  Pro forma financial information.

           Not applicable.

      (c)  Exhibits.

           The following Exhibit is filed or furnished as part of this Report to the extent described in Item 9.

           (99) Press Release dated October 23, 2000

Item 9.  Regulation FD Disclosure.

      On October 23, 2000, Lithia Motors, Inc. issued a press release with respect to its third quarter 2000 earnings including certain forward looking statements. All of the information in the press release, appearing in Exhibit 99, is not filed but is furnished pursuant to Regulation FD.



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LITHIA MOTORS, INC.
                                    (Registrant)



Date:  October 23, 2000        By:  /s/ Jeffrey B. DeBoer
                                  -----------------------
                                    Jeffrey B. DeBoer
                                Chief Financial Officer


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